SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2004

CALLIDUS SOFTWARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50463	77-0438629

(Commission File Number)	(IRS Employer Identification No.)

160 W. Santa Clara St., Suite 1500 San Jose, CA	95113

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 808-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Section 3 - Securities and Trading Markets

Section 7 - Regulation FD

   Item 1.01 Entry into a Material Definitive Agreement

   Item 3.03 Material Modifications to Rights of Security Holders

   Item 7.01 Regulation FD Disclosure

On September 1, 2004, Callidus Software Inc. (the “Company”) announced that its Board of Directors adopted a Stockholder Rights Plan (the “Plan”) on August 31, 2004, effective September 2, 2004. The Plan to be effected pursuant to the terms of a Rights Agreement dated as of September 2, 2004 between the Company and American Stock Transfer and Trust Company (the Company’s transfer agent), while not adopted in response to any specific effort to acquire control of the Company, is designed to enhance the ability of the board to maximize shareholder value in the event of an acquisition attempt. Under the Plan each common stockholder of record at the close of business on September 10, 2004, will receive a dividend of one right for each share of Common Stock held. Each right entitles the holder to purchase from the Company one one-thousandth of a share of a new Series A Participating Cumulative Preferred Stock at an initial purchase price of $23.00. If a person or group acquires 15% or more of the Company’s outstanding Common Stock, holders of the rights (other than the person or group triggering their exercise) will be able to purchase, in exchange for the $23.00 exercise price, shares of the Company’s Common Stock having twice the value of the exercise price. If, following an acquisition of 15% or more of the Company’s Common Stock by a stockholder, the Company is involved in certain mergers or other business combinations, each right will entitle the holder to purchase, in exchange for the exercise price, common stock of the other party to such transaction having twice the value of the exercise price. The rights expire on September 2, 2014, unless extended by the Company’s Board of Directors.

Section 9 - Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

10.27	Rights Agreement dated as of September 2, 2004 between Callidus Software Inc. and American Stock Transfer and Trust Company, as Rights Agent, which includes the Form of Certificate of Designation of Series A Participating Cumulative Preferred Stock as Exhibit A, the Summary of Terms of the Rights Agreement as Exhibit B and the Form of Right Certificate as Exhibit C.

99.1	Press Release dated September 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date:	September 3, 2004	By:	/s/ Ronald J. Fior

			Name:	Ronald J. Fior
			Title:	Chief Financial Officer,
Vice President, Finance

EXHIBIT INDEX

Exhibit 10.27	Rights Agreement dated as of September 2, 2004 between Callidus Software Inc. and American Stock Transfer and Trust Company, as Rights Agent, which includes the Form of Certificate of Designation of Series A Participating Cumulative Preferred Stock as Exhibit A, the Summary of Terms of the Rights Agreement as Exhibit B and the Form of Right Certificate as Exhibit C.

Exhibit 99.1	Press Release dated September 1, 2004.